UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________________________________

FORM 8-K
____________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) — June 4, 2020
____________________________________________

TRANE TECHNOLOGIES PLC
(Exact name of registrant as specified in its charter)
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Ireland	001-34400	98-0626632
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
170/175 Lakeview Drive
Airside Business Park
Swords Co. Dublin
Ireland
(Address of principal executive offices, including zip code)
+(353)(0)18707400
(Registrant’s phone number, including area code)

(Former name or former address, if changed since last report)
____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Ordinary Shares, Par Value $1.00 per Share	TT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2):
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 4, 2020, Trane Technologies Holdco Inc. (“TTH”), Trane Technologies Global Holding Company Limited (“TT Global”) and Trane Technologies Luxembourg Finance S.A. (“TT Lux” and, together with TT Global and TTH, the “Borrowers”), Trane Technologies plc (“TT Parent”), Trane Technologies Lux International Holding Company S.à r.l. (“TT Lux Holding Company”), Trane Technologies Irish Holdings Unlimited Company (“Irish Holdings”), Trane Technologies Company LLC (“TTC” and, together with TT Parent, Irish Holdings and TT Lux Holding Company, the “Guarantors”), JPMorgan Chase Bank, N.A., as Administrative Agent, Citibank, N.A., as Syndication Agent, Deutsche Bank Securities Inc., Goldman Sachs Bank USA and MUFG Bank, Ltd., as Documentation Agents, and JPMorgan Chase Bank, N.A., Citibank, N.A., BofA Securities, Inc., BNP Securities Corp. and Mizuho Bank, Ltd., as joint lead arrangers and joint bookrunners, and certain lending institutions from time to time parties thereto, entered into a new $1 billion senior unsecured revolving credit agreement (the “2020 Revolving Credit Agreement”). The 2020 Revolving Credit Agreement has a term through March 15, 2022. The proceeds of the 2020 Revolving Credit Agreement will be used (i) for working capital purposes of TT Parent, any of the Borrowers and their respective subsidiaries, (ii) to support the commercial paper programs of any of the Borrowers and any additional borrowers and (iii) for other general corporate purposes of TT Parent, any of the Borrowers and their respective subsidiaries.

All obligations under the 2020 Revolving Credit Agreement will be guaranteed on a senior basis by the Guarantors and each Borrower will guarantee the obligations under the 2020 Revolving Credit Agreement of the other Borrower. The 2020 Revolving Credit Agreement contains negative and affirmative covenants and events of default customary for credit facilities of this type.
The foregoing description of the 2020 Revolving Credit Agreement is included to provide information regarding its terms. It does not purport to be a complete description and is qualified in its entirety by reference to the full text of the 2020 Revolving Credit Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

Effective June 4, 2020, the Borrowers and the Guarantors terminated the Credit Agreement dated March 15, 2016 among Ingersoll-Rand Global Holding Company Limited, Ingersoll-Rand plc, Ingersoll-Rand Luxembourg Finance S.A., Ingersoll-Rand Lux International Holding Company S.à r.l., Ingersoll-Rand International Holding Limited, Ingersoll-Rand Company, JPMorgan Chase Bank, N.A., as Administrative Agent, Citibank, N.A., as Syndication Agent, Bank of America, N.A., BNP Paribas, Deutsche Bank Securities Inc., Goldman Sachs Bank USA, Mizuho Bank, Ltd., and The Bank of Tokyo-Mitsubishi UFJ, Ltd. as Documentation Agents, and JPMorgan Chase Bank, N.A. and Citigroup Global Markets Inc., as joint lead arrangers and joint bookrunners, and certain lending institutions (the “2016 Revolving Credit Agreement”). The 2016 Revolving Credit Agreement was a $1 billion senior unsecured revolving credit agreement that was due to expire in 2021. The 2020 Revolving Credit Agreement replaced the 2016 Revolving Credit Agreement.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.
At the 2020 Annual General Meeting, the Company’s shareholders:

(1)	elect all twelve of the Company’s nominees for director;

(2)	provided advisory approval of the compensation of the Company’s named executive officers;

(3)
approved the appointment of PriceWaterhouseCoopers to serve as the Company’s independent auditors for the fiscal year ending December 31, 2020 and authorized the Audit Committee to set the auditors’ remuneration;

(4)	approved the renewal of the Directors’ existing authority to issue shares;

(5)	approved the renewal of the Directors’ existing authority to issue shares for cash without first offering shares to existing shareholders; and

(6)	approved the determination of the price range at which the Company can reissue shares that it holds as treasury shares.

Proposals 1(a)-(l). Election of twelve (12) directors to hold office until the Company’s next Annual General Meeting of Shareholders:

Nominees		For	Against	Abstain	Broker Non-Vote
(a)	Kirk E. Arnold	191,089,440	3,455,456	1,212,243	16,041,290
(b)	Ann C. Berzin	187,054,599	7,810,177	892,363	16,041,290
(c)	John Bruton	191,756,856	2,941,214	1,059,069	16,041,290
(d)	Jared L. Cohon	185,600,876	9,177,050	979,213	16,041,290
(e)	Gary D. Forsee	181,185,966	13,261,699	1,309,474	16,041,290
(f)	Linda P. Hudson	191,427,782	3,426,054	903,303	16,041,290
(g)	Michael W. Lamach	178,308,814	15,541,982	1,906,343	16,041,290
(h)	Myles P. Lee	193,025,948	1,691,967	1,039,224	16,041,290
(i)	Karen B. Peetz	193,245,508	1,615,360	896,271	16,041,290
(j)	John P. Surma	183,131,695	11,760,009	865,435	16,041,290
(k)	Richard J. Swift	182,416,169	12,373,052	967,918	16,041,290
(l)	Tony L. White	179,232,543	15,550,946	973,650	16,041,290
Proposal 2. Advisory approval of the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non Vote
176,717,522	17,714,425	1,325,192	16,041,290
Proposal 3. Approval of the Appointment of Independent Auditors:

For	Against	Abstain	Broker Non Vote
195,906,269	15,015,129	877,031	-
Proposal 4. Approval of the Directors’ Existing Authority to Issue Shares:

For	Against	Abstain	Broker Non Vote
198,333,602	12,526,508	938,319	-
Proposal 5. Approval of the Directors’ Authority to Issue Shares for Cash:

For	Against	Abstain	Broker Non Vote
206,490,957	4,156,317	1,151,155	-
Proposal 6. Approval of the Directors’ Authority to Issue Shares for Cash:

For	Against	Abstain	Broker Non Vote
206,782,857	3,216,575	1,798,997	-

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1
Credit Agreement dated June 4, 2020 among Trane Technologies Holdco Inc., Trane Technologies Global Holding Company Limited and Trane Technologies Luxembourg Finance S.A., Trane Technologies plc, Trane Technologies Lux International Holding Company S.à r.l. (“TT Lux Holding Company”), Trane Technologies Irish Holdings Unlimited Company (“Irish Holdings”), Trane Technologies Company LLC (“TTC” and, together with TT Parent, Irish Holdings and TT Lux Holding Company, the “Guarantors”), JPMorgan Chase Bank, N.A., as Administrative Agent, Citibank, N.A., as Syndication Agent, Deutsche Bank Securities Inc., Goldman Sachs Bank USA and MUFG Bank, Ltd., as Documentation Agents, and JPMorgan Chase Bank, N.A., Citibank, N.A., BofA Securities, Inc., BNP Securities Corp. and Mizuho Bank, Ltd., as joint lead arrangers and joint bookrunners, and certain lending institutions from time to time parties thereto

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANE TECHNOLOGIES PLC (Registrant)

Date:	June 10, 2020	/s/ Evan M. Turtz
Evan M. Turtz, Senior Vice President and General Counsel